Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

June 30, 2010

Contact:

Investors:

RenaissanceRe Holdings Ltd.

Rohan Pai

Director of Investor Relations

441-295-4513

Media:

Kekst and Company

David Lilly or Dawn Dover

212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Unit Underwriting Results	6-7
d.	Reinsurance Segment - Gross Premiums Written and Managed Premiums	8-9
e.	Insurance Segment - Gross Premiums Written	10
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	11-12

Balance Sheets
a.	Summary Consolidated Balance Sheets	13

Investments
a.	Investment Portfolio - Composition	14
b.	Summary of Other Investments	15
c.	Investment Result	16
d.	Investment Portfolio - Yield to Maturity and Credit Rating	17
e.	Investment Portfolio - Change in Fair Value	18
f.	Fixed Maturity Investments - Securitized Assets	19
g.	Fixed Maturity Investments - Corporate Sector	20
h.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	20

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	21
b.	Paid to Incurred Analysis	22

Other Items
a.	Earnings per Share	23
b.	Equity in Earnings (Losses) of Other Ventures	24
c.	Other (Loss) Income	25
d.	Ratings	26

Comments on Regulation G		27-28

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share—diluted”, “operating return on average common equity—annualized”, “managed catastrophe premium”, “managed specialty premiums”, “managed Lloyd’s premiums”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 27 and 28 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance, its Lloyd’s unit and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Insurance, which principally includes primary insurance. Effective January 1, 2010, the Company renamed its Individual Risk segment, Insurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2009. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended		Six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Highlights
Gross premiums written	$841,506	$855,172	$1,404,971	$1,453,473
Net premiums written	552,562	631,370	968,545	1,078,206
Net premiums earned	326,522	379,817	604,648	681,565
Net claims and claim expenses incurred	47,667	66,823	126,724	153,020
Underwriting income	188,535	213,634	278,378	344,824
Net investment income	27,607	114,293	94,788	156,419
Net income available to RenaissanceRe common shareholders	210,241	271,179	375,288	368,463

Net realized and unrealized gains on fixed maturity investments	71,106	18,889	119,704	41,015
Net other-than-temporary impairments	(796)	(1,833)	(829)	(20,855)

Operating income available to RenaissanceRe common shareholders (1)	139,931	254,123	256,413	348,303

Total assets	$8,553,059	$8,805,437	$8,553,059	$8,805,437
Total shareholders’ equity	$3,775,242	$3,403,602	$3,775,242	$3,403,602

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.66	$4.32	$6.37	$5.90
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.40	$4.05	$4.30	$5.57
Dividends per common share	$0.25	$0.24	$0.50	$0.48

Book value per common share	$56.96	$44.17	$56.96	$44.17
Adjustment for goodwill and other intangibles (1)	(2.10)	(1.89)	(2.10)	(1.89)

Tangible book value per common share (1)	54.86	42.28	54.86	42.28
Accumulated dividends per common share	9.38	8.40	9.38	8.40

Tangible book value per common share plus accumulated dividends (1)	$64.24	$50.68	$64.24	$50.68

Financial ratios
Net claims and claim expense ratio - current accident year	41.1%	45.6%	62.0%	37.0%
Net claims and claim expense ratio - prior accident years	(26.5%)	(28.0%)	(41.0%)	(14.5%)

Net claims and claim expense ratio - calendar year	14.6%	17.6%	21.0%	22.5%
Underwriting expense ratio	27.7%	26.2%	33.0%	26.9%

Combined ratio	42.3%	43.8%	54.0%	49.4%

Operating return on average common equity - annualized (1)	17.9%	38.9%	16.3%	27.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Revenues
Gross premiums written	$841,506	$563,465	$73,046	$202,413	$855,172

Net premiums written	$552,562	$415,983	$53,093	$75,098	$631,370
(Increase) decrease in unearned premiums	(226,040)	(137,857)	243,145	220,915	(251,553)

Net premiums earned	326,522	278,126	296,238	296,013	379,817
Net investment income	27,607	67,181	60,747	106,815	114,293
Net foreign exchange (losses) gains	(609)	(11,342)	(862)	1,556	(4,162)
Equity in earnings (losses) of other ventures	3,160	2,156	(523)	4,331	5,432
Other (loss) income	(3,094)	(5,731)	7,048	13,424	(3,656)
Net realized and unrealized gains on fixed maturity investments	71,106	48,598	35,353	16,794	18,889
Total other-than-temporary impairments	(798)	(33)	(1,280)	(1,408)	(5,289)
Portion recognized in other comprehensive income, before taxes	2	—	—	1,062	3,456

Net other-than-temporary impairments	(796)	(33)	(1,280)	(346)	(1,833)

Total revenues	423,896	378,955	396,721	438,587	508,780

Expenses
Net claims and claim expenses incurred	47,667	79,057	5,700	38,567	66,823
Acquisition expenses	39,944	44,675	48,473	44,203	52,495
Operational expenses	50,376	64,551	57,566	45,498	46,865
Corporate expenses	4,824	5,559	5,632	(4,319)	6,339
Interest expense	6,206	3,156	3,027	3,748	4,200

Total expenses	149,017	196,998	120,398	127,697	176,722

Income before taxes	274,879	181,957	276,323	310,890	332,058
Income tax (expense) benefit	(2,148)	4,215	(5,301)	(3,993)	(652)

Net income	272,731	186,172	271,022	306,897	331,406
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(51,915)	(10,550)	(48,680)	(37,694)	(49,652)

Net income attributable to RenaissanceRe	220,816	175,622	222,342	269,203	281,754
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income available to RenaissanceRe common shareholders	$210,241	$165,047	$211,767	$258,628	$271,179

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.40	$1.91	$2.82	$3.85	$4.05
Net income available to RenaissanceRe common shareholders per common share - basic	$3.69	$2.75	$3.41	$4.15	$4.35
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.66	$2.73	$3.38	$4.12	$4.32

Average shares outstanding - basic	55,538	58,407	60,604	60,898	60,963
Average shares outstanding - diluted	56,044	58,887	61,161	61,367	61,322

Net claims and claim expense ratio	14.6%	28.4%	1.9%	13.0%	17.6%
Underwriting expense ratio	27.7%	39.3%	35.8%	30.3%	26.2%

Combined ratio	42.3%	67.7%	37.7%	43.3%	43.8%

Operating return on average common equity - annualized (1)	17.9%	14.8%	22.7%	33.3%	38.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Six months ended
	June 30, 2010	June 30, 2009
Revenues
Gross premiums written	$1,404,971	$1,453,473

Net premiums written	$968,545	$1,078,206
Increase in unearned premiums	(363,897)	(396,641)

Net premiums earned	604,648	681,565
Net investment income	94,788	156,419
Net foreign exchange losses	(11,951)	(14,317)
Equity in earnings of other ventures	5,316	7,168
Other loss	(8,825)	(18,451)
Net realized gains on investments	119,704	41,015

Total other-than-temporary impairments	(831)	(24,311)
Portion recognized in other comprehensive income, before taxes	2	3,456

Net other-than-temporary impairments	(829)	(20,855)

Total revenues	802,851	832,544

Expenses
Net claims and claim expenses incurred	126,724	153,020
Acquisition expenses	84,619	97,099
Operational expenses	114,927	86,622
Corporate expenses	10,383	12,927
Interest expense	9,362	8,336

Total expenses	346,015	358,004

Income before taxes	456,836	474,540
Income tax benefit	2,067	200

Net income	458,903	474,740
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(62,465)	(85,127)

Net income attributable to RenaissanceRe	396,438	389,613
Dividends on preference shares	(21,150)	(21,150)

Net income available to RenaissanceRe common shareholders	$375,288	$368,463

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.30	$5.57
Net income available to RenaissanceRe common shareholders per common share - basic	$6.42	$5.94
Net income available to RenaissanceRe common shareholders per Common Share - diluted	$6.37	$5.90

Average shares outstanding - basic	56,972	60,799
Average shares outstanding - diluted	57,465	61,156

Net claims and claim expense ratio	21.0%	22.5%
Underwriting expense ratio	33.0%	26.9%

Combined ratio	54.0%	49.4%

Operating return on average common equity - annualized (1)	16.3%	27.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended June 30, 2010
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$531,358	$331,224	$(21,076)	$841,506

Net premiums written	$351,330	$201,232		$552,562

Net premiums earned	$214,853	$111,669		$326,522
Net claims and claim expenses incurred	(22,580)	70,247		47,667
Acquisition expenses	21,113	18,831		39,944
Operational expenses	34,822	15,554		50,376

Underwriting income	$181,498	$7,037		$188,535

Net claims and claim expenses incurred - current accident year	$58,808	$75,274		$134,082
Net claims and claim expenses incurred - prior accident years	(81,388)	(5,027)		(86,415)

Net claims and claim expenses incurred - total	$(22,580)	$70,247		$47,667

Net claims and claim expense ratio - current accident year	27.4%	67.4%		41.1%
Net claims and claim expense ratio - prior accident years	(37.9%)	(4.5%)		(26.5%)

Net claims and claim expense ratio - calendar year	(10.5%)	62.9%		14.6%
Underwriting expense ratio	26.0%	30.8%		27.7%

Combined ratio	15.5%	93.7%		42.3%

	Three months ended June 30, 2009
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$555,632	$298,731	$809	$855,172

Net premiums written	$394,981	$236,389		$631,370

Net premiums earned	$227,912	$151,905		$379,817
Net claims and claim expenses incurred	(40,789)	107,612		66,823
Acquisition expenses	21,136	31,359		52,495
Operational expenses	35,189	11,676		46,865

Underwriting income	$212,376	$1,258		$213,634

Net claims and claim expenses incurred - current accident year	$55,575	$117,465		$173,040
Net claims and claim expenses incurred - prior accident years	(96,364)	(9,853)		(106,217)

Net claims and claim expenses incurred - total	$(40,789)	$107,612		$66,823

Net claims and claim expense ratio - current accident year	24.4%	77.3%		45.6%
Net claims and claim expense ratio - prior accident years	(42.3%)	(6.5%)		(28.0%)

Net claims and claim expense ratio - calendar year	(17.9%)	70.8%		17.6%
Underwriting expense ratio	24.7%	28.4%		26.2%

Combined ratio	6.8%	99.2%		43.8%

(1)	Represents gross premiums ceded from the Insurance segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Six months ended June 30, 2010
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$1,043,750	$383,104	$(21,883)	$1,404,971

Net premiums written	$753,639	$214,906		$968,545

Net premiums earned	$464,893	$139,755		$604,648
Net claims and claim expenses incurred	78,954	47,770		126,724
Acquisition expenses	44,931	39,688		84,619
Operational expenses	74,973	39,954		114,927

Underwriting income	$266,035	$12,343		$278,378

Net claims and claim expenses incurred - current accident year	$265,559	$109,279		$374,838
Net claims and claim expenses incurred - prior accident years	(186,605)	(61,509)		(248,114)

Net claims and claim expenses incurred - total	$78,954	$47,770		$126,724

Net claims and claim expense ratio - current accident year	57.1%	78.2%		62.0%
Net claims and claim expense ratio - prior accident years	(40.1%)	(44.0%)		(41.0%)

Net claims and claim expense ratio - calendar year	17.0%	34.2%		21.0%
Underwriting expense ratio	25.8%	57.0%		33.0%

Combined ratio	42.8%	91.2%		54.0%

	Six months ended June 30, 2009
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$1,088,548	$363,880	$1,045	$1,453,473

Net premiums written	$809,768	$268,438		$1,078,206

Net premiums earned	$453,883	$227,682		$681,565
Net claims and claim expenses incurred	(24,218)	177,238		153,020
Acquisition expenses	40,157	56,942		97,099
Operational expenses	64,304	22,318		86,622

Underwriting income (loss)	$373,640	$(28,816)		$344,824

Net claims and claim expenses incurred - current accident year	$96,881	$155,094		$251,975
Net claims and claim expenses incurred - prior accident years	(121,099)	22,144		(98,955)

Net claims and claim expenses incurred - total	$(24,218)	$177,238		$153,020

Net claims and claim expense ratio - current accident year	21.3%	68.1%		37.0%
Net claims and claim expense ratio - prior accident years	(26.6%)	9.7%		(14.5%)

Net claims and claim expense ratio - calendar year	(5.3%)	77.8%		22.5%
Underwriting expense ratio	23.0%	34.9%		26.9%

Combined ratio	17.7%	112.7%		49.4%

(1)	Represents gross premiums ceded from the Insurance segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment – Unit Underwriting Results

	Three months ended June 30, 2010
	Catastrophe	Specialty	Lloyd’s	Total
Gross premiums written	$489,542	$6,975	$34,841	$531,358

Net premiums written	$312,491	$6,509	$32,330	$351,330

Net premiums earned	$173,910	$24,313	$16,630	$214,853
Net claims and claim expenses incurred	(40,043)	9,711	7,752	(22,580)
Acquisition expenses	15,380	2,561	3,172	21,113
Operational expenses	24,045	5,824	4,953	34,822

Underwriting income	$174,528	$6,217	$753	$181,498

Net claims and claim expenses incurred - current accident year	$20,826	$30,168	$7,814	$58,808
Net claims and claim expenses incurred - prior accident years	(60,869)	(20,457)	(62)	(81,388)

Net claims and claim expenses incurred - total	$(40,043)	$9,711	$7,752	$(22,580)

Net claims and claim expense ratio - current accident year	12.0%	124.1%	47.0%	27.4%
Net claims and claim expense ratio - prior accident years	(35.0%)	(84.2%)	(0.4%)	(37.9%)

Net claims and claim expense ratio - calendar year	(23.0%)	39.9%	46.6%	(10.5%)
Underwriting expense ratio	22.6%	34.5%	48.9%	26.0%

Combined ratio	(0.4%)	74.4%	95.5%	15.5%

	Three months ended June 30, 2009
	Catastrophe	Specialty	Total
Gross premiums written	$559,002	$(3,370)	$555,632

Net premiums written	$398,629	$(3,648)	$394,981

Net premiums earned	$182,095	$45,817	$227,912
Net claims and claim expenses incurred	(56,723)	15,934	(40,789)
Acquisition expenses	12,589	8,547	21,136
Operational expenses	26,834	8,355	35,189

Underwriting income	$199,395	$12,981	$212,376

Net claims and claim expenses incurred - current accident year	$20,210	$35,365	$55,575
Net claims and claim expenses incurred - prior accident years	(76,933)	(19,431)	(96,364)

Net claims and claim expenses incurred - total	$(56,723)	$15,934	$(40,789)

Net claims and claim expense ratio - current accident year	11.1%	77.2%	24.4%
Net claims and claim expense ratio - prior accident years	(42.3%)	(42.4%)	(42.3%)

Net claims and claim expense ratio - calendar year	(31.2%)	34.8%	(17.9%)
Underwriting expense ratio	21.7%	36.9%	24.7%

Combined ratio	(9.5%)	71.7%	6.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Six months ended June 30, 2010
	Catastrophe	Specialty	Lloyd’s	Eliminations (1)	Total
Gross premiums written	$913,662	$81,440	$48,865	$(217)	$1,043,750

Net premiums written	$629,755	$77,903	$45,981		$753,639

Net premiums earned	$386,808	$54,484	$23,601		$464,893
Net claims and claim expenses incurred	109,461	(40,846)	10,339		78,954
Acquisition expenses	34,054	6,546	4,331		44,931
Operational expenses	52,057	11,829	11,087		74,973

Underwriting income (loss)	$191,236	$76,955	$(2,156)		$266,035

Net claims and claim expenses incurred - current accident year	$201,922	$53,137	$10,500		$265,559
Net claims and claim expenses incurred - prior accident years	(92,461)	(93,983)	(161)		(186,605)

Net claims and claim expenses incurred - total	$109,461	$(40,846)	$10,339		$78,954

Net claims and claim expense ratio - current accident year	52.2%	97.5%	44.5%		57.1%
Net claims and claim expense ratio - prior accident years	(23.9%)	(172.5%)	(0.7%)		(40.1%)

Net claims and claim expense ratio - calendar year	28.3%	(75.0%)	43.8%		17.0%
Underwriting expense ratio	22.3%	33.8%	65.3%		25.8%

Combined ratio	50.6%	(41.2%)	109.1%		42.8%

	Six months ended June 30, 2009
	Catastrophe	Specialty	Total
Gross premiums written	$1,020,418	$68,130	$1,088,548

Net premiums written	$746,072	$63,696	$809,768

Net premiums earned	$367,220	$86,663	$453,883
Net claims and claim expenses incurred	(49,232)	25,014	(24,218)
Acquisition expenses	23,012	17,145	40,157
Operational expenses	49,435	14,869	64,304

Underwriting income	$344,005	$29,635	$373,640

Net claims and claim expenses incurred - current accident year	$40,017	$56,864	$96,881
Net claims and claim expenses incurred - prior accident years	(89,249)	(31,850)	(121,099)

Net claims and claim expenses incurred - total	$(49,232)	$25,014	$(24,218)

Net claims and claim expense ratio - current accident year	10.9%	65.6%	21.3%
Net claims and claim expense ratio - prior accident years	(24.3%)	(36.7%)	(26.6%)

Net claims and claim expense ratio - calendar year	(13.4%)	28.9%	(5.3%)
Underwriting expense ratio	19.7%	36.9%	23.0%

Combined ratio	6.3%	65.8%	17.7%

(1)	Represents gross premiums ceded from the catastrophe unit to the Lloyd’s unit.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written and Managed Premiums

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Reinsurance Segment
Renaissance catastrophe premiums	$302,625	$268,294	$(17,184)	$78,232	$356,269
Renaissance specialty premiums	7,389	72,449	21,037	25,249	(3,370)

Total Renaissance premiums	310,014	340,743	3,853	103,481	352,899

DaVinci catastrophe premiums	186,917	155,826	(14,093)	29,076	202,733
DaVinci specialty premiums	(414)	2,016	—	(70)	—

Total DaVinci premiums	186,503	157,842	(14,093)	29,006	202,733

Lloyd’s catastrophe premiums	7,324	5,669	—	—	—
Lloyd’s specialty premiums	6,508	7,723	—	—	—
Lloyd’s Insurance premiums	21,009	632	—	—	—

Total Lloyd’s unit premiums	34,841	14,024	—	—	—
Catastrophe unit premiums ceded to the Lloyd’s unit	—	(217)	—	—	—

Total Lloyd’s unit premiums, net of inter-unit cessions	34,841	13,807	—	—	—

Total Reinsurance segment premiums	$531,358	$512,392	$(10,240)	$132,487	$555,632

Managed Premiums (1)
Total catastrophe unit premiums	$489,542	$424,120	$(31,277)	$107,308	$559,002
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	18,793	26,186	2,432	(434)	26,184
Catastrophe premiums written in the Lloyd’s unit	7,324	5,669	—	—	—
Catastrophe premiums assumed from the Insurance segment	(67)	(175)	(272)	(13,423)	809

Total managed catastrophe premiums (1)	$515,592	$455,800	$(29,117)	$93,451	$585,995

Total specialty unit premiums	$6,975	$74,465	$21,037	$25,179	$(3,370)
Specialty premiums written in the Lloyd’s unit	6,508	7,723	—	—	—

Total managed specialty premiums (1)	$13,483	$82,188	$21,037	$25,179	$(3,370)

Total Lloyd’s unit premiums	$34,841	$14,024	$—	$—	$—
Catastrophe unit premiums ceded to the Lloyd’s unit	—	(217)	—	—	—
Insurance segment premiums ceded to the Lloyd’s unit	(21,009)	(632)	—	—	—

Total managed Lloyd’s unit premiums (1)	$13,832	$13,175	$—	$—	$—

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written and Managed Premiums

	Six months ended
	June 30, 2010	June 30, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$570,919	$645,899
Renaissance specialty premiums	79,838	65,603

Total Renaissance premiums	650,757	711,502

DaVinci catastrophe premiums	342,743	374,519
DaVinci specialty premiums	1,602	2,527

Total DaVinci premiums	344,345	377,046

Lloyd’s catastrophe premiums	12,993	—
Lloyd’s specialty premiums	14,231	—
Lloyd’s Insurance premiums	21,641	—

Total Lloyd’s unit premiums	48,865	—
Catastrophe unit premiums ceded to the Lloyd’s unit	(217)	—

Total Lloyd’s unit premiums, net of inter-unit cessions	48,648	—

Total Reinsurance segment premiums	$1,043,750	$1,088,548

Managed Premiums (1)

Total catastrophe unit premiums	$913,662	$1,020,418
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	44,979	49,976
Catastrophe premiums written in the Lloyd’s unit	12,776	—
Catastrophe premiums assumed from the Insurance segment	(242)	1,045

Total managed catastrophe premiums (1)	$971,175	$1,071,439

Total specialty unit premiums	$81,440	$68,130
Specialty premiums written in the Lloyd’s unit	14,231	—

Total managed specialty premiums (1)	$95,671	$68,130

Total Lloyd’s unit premiums	$48,865	$—
Catastrophe unit premiums ceded to the Lloyd’s unit	(217)	—
Insurance segment premiums ceded to the Lloyd’s unit	(21,641)	—

Total managed Lloyd’s unit premiums (1)	$27,007	$—

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

9

RenaissanceRe Holdings Ltd.

Insurance Segment - Gross Premiums Written

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
By Line of Business
Crop	$273,833	$7,136	$25,882	$21,296	$234,994
Commercial multi-line	30,911	26,804	25,028	31,066	25,447
Commercial property	20,801	13,008	20,820	15,514	32,366
Personal lines property	5,679	4,932	11,828	15,473	5,924

Total Insurance premiums	$331,224	$51,880	$83,558	$83,349	$298,731

	Six months ended
	June 30, 2010	June 30, 2009
By Line of Business
Crop	$280,969	$243,146
Commercial multi-line	57,715	50,089
Commercial property	33,809	48,487
Personal lines property	10,611	22,158

Total Insurance premiums	$383,104	$363,880

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Revenues
Gross premiums written	$186,503	$157,842	$(14,093)	$29,006	$202,733

Net premiums written	$164,556	$145,035	$(15,721)	$4,148	$194,552
(Increase) decrease in unearned premiums	(84,515)	(50,822)	93,966	79,730	(109,562)

Net premiums earned	80,041	94,213	78,245	83,878	84,990
Net investment income	6,207	10,274	9,606	14,011	15,200
Net foreign exchange (losses) gains	(30)	(1,928)	263	713	(968)
Other loss	(152)	(276)	(4,263)	(6,157)	(2,674)
Net realized and unrealized gains (losses) on fixed maturity investments	16,441	5,757	13,448	2,631	(255)
Total other-than-temporary impairments	(648)	—	(1,402)	—	—
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	(648)	—	(1,402)	—	—

Total revenues	101,859	108,040	95,897	95,076	96,293

Expenses
Net claims and claim expenses incurred	(8,155)	62,471	(16,230)	(729)	(21,362)
Acquisition expenses	15,394	19,671	21,525	22,159	25,887
Operational and corporate expenses	5,870	7,491	11,383	12,051	10,540
Interest expense	474	469	489	631	927

Total expenses	13,583	90,102	17,167	34,112	15,992

Net income	88,276	17,938	78,730	60,964	80,301
Net income attributable to redeemable noncontrolling interest	(178)	(37)	(158)	(123)	(163)

Net income available to DaVinciRe common shareholders	$88,098	$17,901	$78,572	$60,841	$80,138

Net claims and claim expenses incurred - current accident year	$8,553	$78,027	$2,379	$14,560	$7,334
Net claims and claim expenses incurred - prior accident years	(16,708)	(15,556)	(18,609)	(15,289)	(28,696)

Net claims and claim expenses incurred - total	$(8,155)	$62,471	$(16,230)	$(729)	$(21,362)

Net claims and claim expense ratio - current accident year	10.7%	82.8%	3.0%	17.4%	8.6%
Net claims and claim expense ratio - prior accident years	(20.9%)	(16.5%)	(23.7%)	(18.3%)	(33.7%)

Net claims and claim expense ratio - calendar year	(10.2%)	66.3%	(20.7%)	(0.9%)	(25.1%)
Underwriting expense ratio	26.6%	28.8%	42.0%	40.8%	42.8%

Combined ratio	16.4%	95.1%	21.3%	39.9%	17.7%

11

Da VinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Six months ended
	June 30, 2010	June 30, 2009
Revenues
Gross premiums written	$344,345	$377,046

Net premiums written	$309,591	$343,677
Increase in unearned premiums	(135,337)	(179,041)

Net premiums earned	174,254	164,636
Net investment income	16,481	24,062
Net foreign exchange losses	(1,958)	(4,300)
Other loss	(428)	(2,584)
Net realized and unrealized gains on fixed maturity investments	22,198	1,089

Total other-than-temporary impairments	(648)	(108)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(648)	(108)

Total revenues	209,899	182,795

Expenses
Net claims and claim expenses incurred	54,316	(19,570)
Acquisition expenses	35,065	41,647
Operational and corporate expenses	13,361	20,967
Interest expense	943	2,072

Total expenses	103,685	45,116

Net income	106,214	137,679
Net income attributable to redeemable noncontrolling interest	(215)	(280)

Net income available to DaVinciRe common shareholders	$105,999	$137,399

Net claims and claim expenses incurred - current accident year	$86,580	$15,009
Net claims and claim expenses incurred - prior accident years	(32,264)	(34,579)

Net claims and claim expenses incurred - total	$54,316	$(19,570)

Net claims and claim expense ratio - current accident year	49.7%	9.1%
Net claims and claim expense ratio - prior accident years	(18.5%)	(21.0%)

Net claims and claim expense ratio - calendar year	31.2%	(11.9%)
Underwriting expense ratio	27.8%	38.0%

Combined ratio	59.0%	26.1%

12

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assets
Fixed maturity investments available for sale, at fair value	$725,730	$1,485,161	$3,559,197	$4,505,446	$4,230,443
Fixed maturity investments trading, at fair value	3,847,759	3,049,335	736,595	—	—

Total fixed maturity investments, at fair value	4,573,489	4,534,496	4,295,792	4,505,446	4,230,443
Short term investments, at fair value	792,308	864,328	1,002,306	880,406	1,074,469
Other investments, at fair value	782,345	866,865	858,026	812,056	779,416
Investments in other ventures, under equity method	86,448	84,942	97,287	94,859	91,677

Total investments	6,234,590	6,350,631	6,253,411	6,292,767	6,176,005
Cash and cash equivalents	285,054	358,773	260,716	347,993	209,933
Premiums receivable	1,021,496	511,832	589,827	826,562	1,071,666
Ceded reinsurance balances	276,296	121,836	91,852	207,257	250,225
Losses recoverable	179,841	156,820	194,241	253,312	266,993
Accrued investment income	34,649	32,784	31,928	34,076	29,209
Deferred acquisition costs	100,725	74,489	61,870	95,614	114,836
Receivable for investments sold	153,923	53,863	7,431	188,497	332,763
Other secured assets	17,418	27,651	27,730	27,464	76,509
Other assets	174,924	171,577	205,347	201,982	206,455
Goodwill and other intangibles	74,143	75,416	76,688	69,175	70,843

Total assets	$8,553,059	$7,935,672	$7,801,041	$8,544,699	$8,805,437

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,682,083	$1,695,397	$1,702,006	$1,837,879	$1,938,295
Reserve for unearned premiums	994,990	614,490	446,649	805,199	1,069,082
Debt	549,109	549,086	300,000	450,000	450,000
Reinsurance balances payable	406,891	241,544	381,548	457,947	499,437
Payable for investments purchased	202,562	136,838	59,236	247,502	468,329
Other secured liabilities	17,500	27,500	27,500	27,500	77,420
Other liabilities	217,141	221,001	256,669	251,504	198,710

Total liabilities	4,070,276	3,485,856	3,173,608	4,077,531	4,701,273

Redeemable noncontrolling interest - DaVinciRe	707,541	658,525	786,647	746,698	700,562
Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	54,872	58,320	61,745	62,390	62,345
Additional paid-in capital	—	—	—	25,494	18,600
Accumulated other comprehensive income	22,153	30,771	41,438	78,338	12,065
Retained earnings	3,048,217	3,052,200	3,087,603	2,904,248	2,660,592

Total shareholders’ equity	3,775,242	3,791,291	3,840,786	3,720,470	3,403,602

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$8,553,059	$7,935,672	$7,801,041	$8,544,699	$8,805,437

Book value per common share	$56.96	$53.86	$51.68	$49.21	$44.17

Common shares outstanding	54,872	58,320	61,745	62,390	62,345

13

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009
TYPE OF INVESTMENT
U.S. treasuries	$1,459,252	23.4%	$1,382,328	21.8%	$918,157	14.7%	$713,715	11.3%	$300,521	4.9%
Agencies	171,505	2.8%	126,660	2.0%	165,577	2.6%	256,570	4.1%	679,999	11.0%
Non-U.S. government (Sovereign debt)	125,466	2.0%	207,517	3.3%	198,059	3.2%	122,757	2.0%	98,382	1.6%
FDIC guaranteed corporate	511,033	8.2%	642,969	10.1%	855,988	13.7%	903,137	14.4%	812,509	13.2%
Non-U.S. government-backed corporate	410,903	6.6%	370,099	5.8%	248,746	4.0%	227,718	3.6%	143,284	2.3%
Corporate	1,427,483	22.9%	1,312,556	20.7%	1,135,504	18.2%	860,057	13.7%	741,295	12.0%
Agency mortgage-backed	188,441	3.0%	232,883	3.7%	393,397	6.3%	1,039,945	16.5%	1,069,621	17.3%
Non-agency mortgage-backed	36,660	0.6%	30,984	0.5%	36,383	0.6%	46,179	0.7%	49,590	0.8%
Commercial mortgage-backed	193,159	3.1%	178,523	2.8%	251,472	4.0%	232,053	3.7%	204,275	3.3%
Asset-backed	49,587	0.8%	49,977	0.8%	92,509	1.5%	103,315	1.6%	130,967	2.1%

Total fixed maturity investments, at fair value	4,573,489	73.4%	4,534,496	71.5%	4,295,792	68.8%	4,505,446	71.6%	4,230,443	68.5%
Short term investments, at fair value	792,308	12.7%	864,328	13.6%	1,002,306	16.0%	880,406	14.0%	1,074,469	17.4%
Other investments, at fair value	782,345	12.5%	866,865	13.6%	858,026	13.7%	812,056	12.9%	779,416	12.6%

Total managed investment portfolio	6,148,142	98.6%	6,265,689	98.7%	6,156,124	98.5%	6,197,908	98.5%	6,084,328	98.5%
Investments in other ventures, under equity method	86,448	1.4%	84,942	1.3%	97,287	1.5%	94,859	1.5%	91,677	1.5%

Total investments	$6,234,590	100.0%	$6,350,631	100.0%	$6,253,411	100.0%	$6,292,767	100.0%	$6,176,005	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$3,060,539	66.9%	$3,109,595	68.6%	$3,107,713	72.3%	$3,636,884	80.7%	$3,498,768	82.7%
AA	561,800	12.3%	622,286	13.7%	493,965	11.5%	368,744	8.2%	344,888	8.2%
A	597,658	13.1%	482,405	10.6%	424,563	9.9%	266,502	5.9%	227,803	5.4%
BBB	269,247	5.9%	231,062	5.1%	184,374	4.3%	149,509	3.3%	86,188	2.0%
Non-investment grade	84,245	1.8%	89,148	2.0%	85,177	2.0%	83,807	1.9%	72,796	1.7%

Total fixed maturity investments, at fair value	$4,573,489	100.0%	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$23,050	0.5%	$79,612	1.8%	$83,280	1.9%	$125,570	2.8%	$136,859	3.2%
Due after one through five years	3,133,274	68.5%	3,078,692	67.9%	2,867,397	66.7%	2,550,285	56.6%	2,292,095	54.2%
Due after five through ten years	812,639	17.8%	786,091	17.3%	498,382	11.6%	297,289	6.6%	271,697	6.4%
Due after 10 years	136,679	3.0%	97,734	2.2%	72,972	1.7%	110,810	2.5%	75,339	1.8%
Mortgage-backed securities	418,260	9.1%	442,390	9.7%	681,252	15.9%	1,318,177	29.2%	1,323,486	31.3%
Asset-backed securities	49,587	1.1%	49,977	1.1%	92,509	2.2%	103,315	2.3%	130,967	3.1%

Total fixed maturity investments, at fair value	$4,573,489	100.0%	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%

	June 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sept. 30, 2009		June 30, 2009
Average yield to maturity of fixed maturity and short term investments	2.0%		2.1%		2.3%		2.4%		3.0%
Average duration of fixed maturity and short term investments	2.8		2.7		2.6		2.5		2.5
Average credit quality of fixed maturity and short term investments	AA		AA		AA		AA		AA

14

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
TYPE OF INVESTMENT
Private equity partnerships	$298,306	$292,412	$286,108	$279,030	$263,263
Catastrophe bonds	183,793	156,973	160,051	124,192	100,502
Senior secured bank loan funds	167,132	253,652	245,701	240,514	259,234
Non-U.S. fixed income funds	66,190	75,533	75,891	81,083	68,192
Hedge funds	43,639	56,475	54,163	52,955	66,625
Miscellaneous other investments	23,285	31,820	36,112	34,282	21,600

Total other investments, at fair value	$782,345	$866,865	$858,026	$812,056	$779,416

TYPE OF INVESTMENT
Private equity partnerships	38.1%	33.7%	33.4%	34.4%	33.8%
Catastrophe bonds	23.5%	18.1%	18.7%	15.3%	12.9%
Senior secured bank loan funds	21.4%	29.3%	28.6%	29.6%	33.3%
Non-U.S. fixed income funds	8.5%	8.7%	8.8%	10.0%	8.7%
Hedge funds	5.5%	6.5%	6.3%	6.5%	8.5%
Miscellaneous other investments	3.0%	3.7%	4.2%	4.2%	2.8%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

15

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Six months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	June 30, 2010	June 30, 2009
Fixed maturity investments	$27,742	$28,643	$37,289	$44,127	$40,007	$56,385	$79,134
Short term investments	2,458	2,284	1,827	2,285	2,741	4,742	5,812
Other investments
Hedge funds and private equity investments	8,188	17,536	10,183	15,510	12,327	25,724	(7,414)
Other	(8,184)	21,218	14,058	47,748	61,740	13,034	83,561
Cash and cash equivalents	65	66	223	102	157	131	530

	30,269	69,747	63,580	109,772	116,972	100,016	161,623
Investment expenses	(2,662)	(2,566)	(2,833)	(2,957)	(2,679)	(5,228)	(5,204)

Net investment income	27,607	67,181	60,747	106,815	114,293	94,788	156,419

Gross realized gains	29,058	48,887	52,363	26,734	33,213	77,945	64,636
Gross realized losses	(5,962)	(5,170)	(5,622)	(9,940)	(14,324)	(11,132)	(23,621)

Net realized gains on fixed maturity investments	23,096	43,717	46,741	16,794	18,889	66,813	41,015
Net unrealized gains (losses) on fixed maturity investments, trading	48,010	4,881	(11,388)	—	—	52,891	—

Net realized and unrealized gains on fixed maturity investments	71,106	48,598	35,353	16,794	18,889	119,704	41,015
Total other-than-temporary impairments	(798)	(33)	(1,280)	(1,408)	(5,289)	(831)	(24,311)
Portion recognized in other comprehensive income, before taxes	2	—	—	1,062	3,456	2	3,456

Net other-than-temporary impairments	(796)	(33)	(1,280)	(346)	(1,833)	(829)	(20,855)
Net unrealized (losses) gains on fixed maturity investments available for sale	(9,414)	(8,641)	(46,004)	74,697	(57,166)	(18,055)	(62,573)
FAS 115-2 cumulative effect adjustment (1)	—	—	—	—	76,615	—	76,615

Net change in unrealized holding gains on fixed maturity investments available for sale	(9,414)	(8,641)	(46,004)	74,697	19,449	(18,055)	14,042

Total investment result	$88,503	$107,105	$48,816	$197,960	$150,798	$195,608	$190,621

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

16

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
At June 30, 2010	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Short term investments	$792,308	$792,308	12.9%	0.3%	$755,347	$14,693	$5,436	$16,832	$—	$—
		100.0%			95.3%	1.9%	0.7%	2.1%	—	—
Fixed maturity investments
U.S. treasuries	1,438,784	1,459,252	23.7%	1.3%	1,459,252	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	146,746	148,116	2.4%	0.9%	148,116	—	—	—	—	—
Other agencies	23,091	23,389	0.4%	0.7%	23,389	—	—	—	—	—

Total agencies	169,837	171,505	2.8%	0.9%	171,505	—	—	—	—	—
Non-U.S. government (Sovereign debt)	123,342	125,466	2.0%	3.6%	64,602	4,975	15,076	26,514	12,185	2,114
FDIC guaranteed corporate	505,808	511,033	8.3%	0.7%	511,033	—	—	—	—	—
Non-U.S. government-backed corporate	406,622	410,903	6.7%	1.8%	352,397	53,971	4,535	—	—	—
Corporate	1,422,453	1,427,483	23.3%	3.7%	88,082	500,285	547,436	223,848	62,668	5,164
Mortgage-backed securities
Residential mortgage-backed
Agency securities	183,801	188,441	3.1%	2.6%	188,441	—	—	—	—	—
Non-agency securities	20,644	21,797	0.4%	4.9%	16,816	—	—	4,981	—	—
Non-agency securities - Alt A	13,012	14,863	0.2%	7.5%	12,749	—	—	—	2,114	—
Non-agency securities - Sub-prime	—	—	—	—	—	—	—	—	—	—

Total residential mortgage-backed	217,457	225,101	3.7%	3.2%	218,006	—	—	4,981	2,114	—
Commercial mortgage-backed	187,755	193,159	3.1%	3.5%	146,075	2,569	30,611	13,904	—	—

Total mortgage-backed	405,212	418,260	6.8%	3.3%	364,081	2,569	30,611	18,885	2,114	—
Asset-backed
Student loans	32,356	33,251	0.5%	1.4%	33,251	—	—	—	—	—
Auto	7,206	7,257	0.1%	1.0%	7,257	—	—	—	—	—
Credit cards	3,757	3,811	0.1%	0.9%	3,811	—	—	—	—	—
Other	5,000	5,268	0.1%	0.5%	5,268	—	—	—	—	—

Total asset-backed	48,319	49,587	0.8%	1.2%	49,587	—	—	—	—	—

Total securitized assets	453,531	467,847	7.6%	3.1%	413,668	2,569	30,611	18,885	2,114	—

Total fixed maturity investments	4,520,377	4,573,489	74.4%	2.3%	3,060,539	561,800	597,658	269,247	76,967	7,278
		100.0%			66.9%	12.2%	13.1%	5.9%	1.7%	0.2%

Other investments
Private equity partnerships		298,306	4.8%		—	—	—	—	—	298,306
Catastrophe bonds		183,793	3.0%		—	25,941	—	—	157,852	—
Senior secured bank loan funds		167,132	2.7%		—	—	—	—	167,132	—
Non-U.S. fixed income funds		66,190	1.1%		—	—	—	38,274	27,916	—
Hedge funds		43,639	0.7%		—	—	—	—	—	43,639
Miscellaneous other investments		23,285	0.4%		—	—	—	19,980	3,305	—

Total other investments		782,345	12.7%		—	25,941	—	58,254	356,205	341,945
Total managed investment portfolio		$6,148,142	100.0%		$3,815,886	$602,434	$603,094	$344,333	$433,172	$349,223
		100.0%			62.1%	9.8%	9.8%	5.6%	7.0%	5.7%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

17

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Fair Value

	At June 30, 2010		At December 31, 2009		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$792,308	12.9%	$1,002,306	16.3%	$(209,998)	(3.4%)

Fixed maturity investments

U.S. treasuries	1,459,252	23.7%	918,157	15.0%	541,095	8.7%

Agencies

Fannie Mae & Freddie Mac	148,116	2.4%	83,632	1.4%	64,484	1.0%
Other agencies	23,389	0.4%	81,945	1.3%	(58,556)	(0.9%)

Total agencies	171,505	2.8%	165,577	2.7%	5,928	0.1%

Non-U.S. government (Sovereign debt)	125,466	2.0%	198,059	3.2%	(72,593)	(1.2%)

FDIC guaranteed corporate	511,033	8.3%	855,988	13.9%	(344,955)	(5.6%)

Non-U.S. government-backed corporate	410,903	6.7%	248,746	4.0%	162,157	2.7%

Corporate	1,427,483	23.3%	1,135,504	18.4%	291,979	4.9%

Mortgage-backed
Residential mortgage-backed
Agency securities	188,441	3.1%	393,397	6.4%	(204,956)	(3.3%)
Non-agency securities	21,797	0.4%	21,822	0.4%	(25)	0.0%
Non-agency securities - Alt A	14,863	0.2%	14,561	0.2%	302	0.0%
Non-agency securities - Sub-prime	—	0.0%	—	0.0%	—	0.0%

Total residential mortgage-backed	225,101	3.7%	429,780	7.0%	(204,679)	(3.3%)

Commercial mortgage-backed	193,159	3.1%	251,472	4.1%	(58,313)	(1.0%)

Total mortgage-backed	418,260	6.8%	681,252	11.1%	(262,992)	(4.3%)

Asset-backed
Student loans	33,251	0.5%	54,973	0.9%	(21,722)	(0.4%)
Auto	7,257	0.1%	19,604	0.3%	(12,347)	(0.2%)
Credit cards	3,811	0.1%	7,093	0.1%	(3,282)	0.0%
Other	5,268	0.1%	10,839	0.2%	(5,571)	(0.1%)

Total asset-backed	49,587	0.8%	92,509	1.5%	(42,922)	(0.7%)

Total securitized assets	467,847	7.6%	773,761	12.6%	(305,914)	(5.0%)

Total fixed maturity investments	4,573,489	74.4%	4,295,792	69.8%	277,697	4.6%

Other investments
Private equity partnerships	298,306	4.8%	286,108	4.6%	12,198	0.2%
Catastrophe bonds	183,793	3.0%	160,051	2.6%	23,742	0.4%
Senior secured bank loan funds	167,132	2.7%	245,701	4.0%	(78,569)	(1.3%)
Non-U.S. fixed income funds	66,190	1.1%	75,891	1.2%	(9,701)	(0.1%)
Hedge funds	43,639	0.7%	54,163	0.9%	(10,524)	(0.2%)
Miscellaneous other investments	23,285	0.4%	36,112	0.6%	(12,827)	(0.2%)

Total other investments	782,345	12.7%	858,026	13.9%	(75,681)	(1.2%)

Total managed investment portfolio	$6,148,142	100.0%	$6,156,124	100.0%	$(7,982)

18

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Securitized Assets

			% of Total Managed Investment Portfolio
At June 30, 2010	Fair Value	% of Total Managed Investment Portfolio	Vintage						% of Total Securitized Assets	Weighted Average Life
			2010	2009	2008	2007	2006	2005 & Prior
Total managed investment portfolio	$6,148,142	100.0%

Mortgage-backed

Residential mortgage-backed

Agency securities	188,441	3.1%	0.6%	1.5%	0.3%	0.2%	0.0%	0.5%	40.3%	3.1
Non-agency securities	21,797	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%	4.7%	2.9
Non-agency securities - Alt A	14,863	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	3.2%	3.9
Non-agency securities - Sub-prime	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	—

Total non-agency securities	36,660	0.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	7.9%	3.3

Total residential mortgage-backed	225,101	3.7%	0.6%	1.5%	0.3%	0.2%	0.0%	1.1%	48.2%	3.2
Commercial mortgage-backed	193,159	3.1%	0.0%	0.1%	0.2%	0.4%	0.4%	2.0%	41.3%	3.7

Total mortgage-backed	418,260	6.8%	0.6%	1.6%	0.5%	0.6%	0.4%	3.1%	89.5%	3.4

Asset-backed

Student loans	33,251	0.5%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%	7.1%	4.5
Auto	7,257	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	1.5%	0.4
Credit cards	3,811	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.3
Other	5,268	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	1.1%	1.1

Total asset-backed	49,587	0.8%	0.0%	0.0%	0.6%	0.0%	0.0%	0.2%	10.5%	3.2

Total securitized assets	$467,847	7.6%	0.6%	1.6%	1.1%	0.6%	0.4%	3.3%	100.0%	3.4

19

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	At June 30, 2010
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$868,778	$59,032	$366,270	$382,779	$53,187	$3,333	$4,177
Industrial, utilities and energy	226,798	100	52,687	77,682	70,992	25,258	79
Consumer	206,269	24,246	81,328	23,212	57,266	20,169	48
Communications and technology	108,081	4,704	—	60,983	29,647	11,895	852
Basic materials	17,557	—	—	2,780	12,756	2,013	8

Total corporate fixed maturity investments, at fair value (1)	$1,427,483	$88,082	$500,285	$547,436	$223,848	$62,668	$5,164

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	At June 30, 2010
Issuer	Total	Short term investments	Fixed maturity investments
General Electric Company	$90,389	$700	$89,689
Wells Fargo & Company	79,325	749	78,576
JP Morgan Chase & Co.	72,935	600	72,335
Credit Suisse Group AG	57,299	1,806	55,493
Barclays PLC	53,579	—	53,579
Bank of America Corp.	45,633	501	45,132
Rabobank Nederland	39,580	500	39,080
Citigroup Inc.	36,567	500	36,067
Roche Holdings AG	28,989	—	28,989
Morgan Stanley	27,103	—	27,103

Total (2)	$531,399	$5,356	$526,043

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity and repurchase agreements, at fair value.

20

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

June 30, 2010	Case Reserves	Additional Case Reserves	IBNR	Total
Catastrophe	$134,647	$270,696	$244,164	$649,507
Specialty	110,188	80,107	358,056	548,351
Lloyd’s	—	6,246	4,894	11,140

Total Reinsurance	244,835	357,049	607,114	1,208,998
Insurance	153,782	11,413	307,890	473,085

Total	$398,617	$368,462	$915,004	$1,682,083

March 31, 2010
Catastrophe	$140,851	$132,874	$455,140	$728,865
Specialty	114,049	82,769	349,647	546,465
Lloyd’s	—	1,089	2,603	3,692

Total Reinsurance	254,900	216,732	807,390	1,279,022
Insurance	164,849	6,221	245,305	416,375

Total	$419,749	$222,953	$1,052,695	$1,695,397

December 31, 2009
Catastrophe	$165,153	$148,252	$258,451	$571,856
Specialty	119,674	101,612	382,818	604,104

Total Reinsurance	284,827	249,864	641,269	1,175,960
Insurance	189,389	3,658	332,999	526,046

Total	$474,216	$253,522	$974,268	$1,702,006

September 30, 2009
Catastrophe	$190,779	$233,954	$236,429	$661,162
Specialty	110,806	130,040	372,405	613,251

Total Reinsurance	301,585	363,994	608,834	1,274,413
Insurance	196,320	6,705	360,441	563,466

Total	$497,905	$370,699	$969,275	$1,837,879

June 30, 2009
Catastrophe	$215,829	$254,199	$216,781	$686,809
Specialty	108,376	142,266	387,696	638,338

Total Reinsurance	324,205	396,465	604,477	1,325,147
Insurance	199,646	15,948	397,554	613,148

Total	$523,851	$412,413	$1,002,031	$1,938,295

21

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended June 30, 2010			Three months ended June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,695,397	$156,820	$1,538,577	$1,992,049	$201,215	$1,790,834

Incurred losses and loss expenses
Current year	171,756	37,674	134,082	222,789	49,749	173,040
Prior years	(93,881)	(7,466)	(86,415)	(102,741)	3,476	(106,217)

Total incurred losses and loss expenses	77,875	30,208	47,667	120,048	53,225	66,823

Paid losses and loss expenses
Current year	18,673	704	17,969	20,040	(1,576)	21,616
Prior years	72,516	6,483	66,033	153,762	(10,977)	164,739

Total paid losses and loss expenses	91,189	7,187	84,002	173,802	(12,553)	186,355

Reserve for losses and loss expenses, end of period	$1,682,083	$179,841	$1,502,242	$1,938,295	$266,993	$1,671,302

	Six months ended June 30, 2010			Six months ended June 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,702,006	$194,241	$1,507,765	$2,160,612	$299,534	$1,861,078
Incurred losses and loss expenses
Current year	463,646	88,808	374,838	312,668	60,693	251,975
Prior years	(271,815)	(23,701)	(248,114)	(94,587)	4,368	(98,955)

Total incurred losses and loss expenses	191,831	65,107	126,724	218,081	65,061	153,020

Paid losses and loss expenses
Current year	20,290	2,042	18,248	25,096	(199)	25,295
Prior years	191,464	77,465	113,999	415,302	97,801	317,501

Total paid losses and loss expenses	211,754	79,507	132,247	440,398	97,602	342,796

Reserve for losses and loss expenses, end of period	$1,682,083	$179,841	$1,502,242	$1,938,295	$266,993	$1,671,302

22

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Numerator:
Net income available to RenaissanceRe common shareholders	$210,241	$165,047	$211,767	$258,628	$271,179
Amount allocated to participating common shareholders (1)	(5,322)	(4,196)	(5,171)	(6,067)	(6,007)

	$204,919	$160,851	$206,596	$252,561	$265,172

Denominator:
Denominator for basic income per RenaissanceRe common share -

Weighted average common shares	55,538	58,407	60,604	60,898	60,963

Per common share equivalents of employee stock options and restricted shares	506	480	557	469	359

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	56,044	58,887	61,161	61,367	61,322

Basic income per RenaissanceRe common share	$3.69	$2.75	$3.41	$4.15	$4.35

Diluted income per RenaissanceRe common share	$3.66	$2.73	$3.38	$4.12	$4.32

	Six months ended
(common shares in thousands)	June 30, 2010	June 30, 2009
Numerator:
Net income available to RenaissanceRe common shareholders	$375,288	$368,463
Amount allocated to participating common shareholders (1)	(9,486)	(7,424)

	$365,802	$361,039

Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	56,972	60,799
Per common share equivalents of employee stock options and restricted shares	493	356

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	57,465	61,155

Basic income per RenaissanceRe common share	$6.42	$5.94
Diluted income per RenaissanceRe common share	$6.37	$5.90

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan, Non-Employee Director Stock Incentive Plan and for the three and six months ended June 30, 2010, the 2010 Performance-Based Equity Incentive Plan.

23

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Top Layer Re	$2,609	$3,380	$2,912	$3,385	$4,176
Tower Hill Companies	229	(1,071)	(3,226)	1,098	536
Other	322	(153)	(209)	(152)	720

Total equity in earnings (losses) of other ventures	$3,160	$2,156	$(523)	$4,331	$5,432

	Six months ended
	June 30, 2010	June 30, 2009
Top Layer Re	$5,989	$6,322
Tower Hill Companies	(842)	45
Other	169	801

Total equity in earnings of other ventures	$5,316	$7,168

24

RenaissanceRe Holdings Ltd.

Other (Loss) Income

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$128	$(1,440)	$(9,841)	$(13,147)	$(7,928)
Weather-related and loss mitigation	(18)	188	(2,717)	(2,110)	(2,963)
Weather and energy risk management operations	(492)	(1,825)	12,268	13,674	6,428
Mark-to-market on Platinum warrant	(1,668)	(3,697)	5,419	12,839	424
Other items	(1,044)	1,043	1,919	2,168	383

Total other (loss) income	$(3,094)	$(5,731)	$7,048	$13,424	$(3,656)

	Six months ended
	June 30, 2010	June 30, 2009
Weather-related and loss mitigation	$170	$(6,242)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(1,312)	(10,606)
Weather and energy risk operations	(2,317)	11,242
Mark-to-market on Platinum warrant	(5,365)	(13,300)
Other items	(1)	455

Total other loss	$(8,825)	$(18,451)

25

RenaissanceRe Holdings Ltd.

Ratings

June 30, 2010	A.M. Best	S&P (5)	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd’s Overall Market Rating (2)	A	A+	—	A+
INSURANCE SEGMENT (1)
Glencoe	A	A+	—	—
Stonington	A	A+	—	—
Stonington Lloyds	A	A+	—	—
Lantana	A	A+	—	—
RENAISSANCERE (3)	a-	A	A3	BBB+
RENAISSANCERE (4)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.

(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.

(3)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

(4)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

(5)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.

26

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity investments and net other-than-temporary impairments. The Company’s management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share — diluted” and “operating return on average common equity — annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share — diluted to operating income available to RenaissanceRe common shareholders per common share — diluted; and 3) return on average common equity — annualized to operating return on average common equity — annualized:

	Three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Net income available to RenaissanceRe common shareholders	$210,241	$165,047	$211,767	$258,628	$271,179
Adjustment for net realized and unrealized gains on fixed maturity investments	(71,106)	(48,598)	(35,353)	(16,794)	(18,889)
Adjustment for net other-than-temporary impairments	796	33	1,280	346	1,833

Operating income available to RenaissanceRe common shareholders	$139,931	$116,482	$177,694	$242,180	$254,123

Net income available to RenaissanceRe common shareholders per common share—diluted	$3.66	$2.73	$3.38	$4.12	$4.32
Adjustment for net realized and unrealized gains on fixed maturity investments	(1.26)	(0.82)	(0.58)	(0.27)	(0.31)
Adjustment for net other-than-temporary impairments	—	—	0.02	—	0.04

Operating income available to RenaissanceRe common shareholders per common share—diluted	$2.40	$1.91	$2.82	$3.85	$4.05

Return on average common equity—annualized	26.8%	20.9%	27.1%	35.5%	41.5%
Adjustment for net realized and unrealized gains on fixed maturity investments	(8.9%)	(6.1%)	(4.6%)	(2.2%)	(2.9%)
Adjustment for net other-than-temporary impairments	—	—	0.2%	—	0.3%

Operating return on average common equity—annualized	17.9%	14.8%	22.7%	33.3%	38.9%

	Six months ended
	June 30, 2010	June 30, 2009
Net income available to RenaissanceRe common shareholders	$375,288	$368,463
Adjustment for net realized and unrealized gains on fixed maturity investments	(119,104)	(41,015)
Adjustment for net other-than-temporary impairments	829	20,855

Operating income available to RenaissanceRe common shareholders	$256,413	$348,303

Net income available to RenaissanceRe common shareholders per common share—diluted	$6.37	$5.90
Adjustment for net realized and unrealized gains on fixed maturity investments	(2.07)	(0.67)
Adjustment for net other-than-temporary impairments	—	0.34

Operating income available to RenaissanceRe common shareholders per common share—diluted	$4.30	$5.57

Return on average common equity—annualized	23.8%	29.1%
Adjustment for net realized and unrealized gains on fixed maturity investments	(7.5%)	(3.2%)
Adjustment for net other-than-temporary impairments	—	1.6%

Operating return on average common equity—annualized	16.3%	27.5%

27

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”, “managed specialty premiums” and “managed Lloyd’s unit premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differ from total catastrophe unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s unit, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. “Managed specialty premiums” is defined as gross specialty premiums written by Renaissance Reinsurance, DaVinci and the Company’s Lloyd’s unit. “Managed specialty premiums” differ from total specialty unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of specialty premiums written on behalf of the Company’s Lloyd’s unit. “Managed Lloyd’s unit premiums” is defined as gross premiums written by the Company Lloyd’s unit, excluding premiums assumed from the Company’s catastrophe unit and premiums assumed from the Company’s Insurance segment. “Managed Lloyd’s unit premiums” differ from total Lloyd’s unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of premiums written on behalf of the Company’s catastrophe unit, and the exclusion of premiums assumed from the Company’s Insurance segment. The Company’s management believes “managed catastrophe premiums”, “managed specialty premiums” and “managed Lloyd’s unit premiums” are useful to investors and other interested parties because they provide a measure of total catastrophe or specialty reinsurance premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
Book value per common share	$56.96	$53.86	$51.68	$49.21	$44.17
Adjustment for goodwill and other intangibles (1)	(2.10)	(2.02)	(1.95)	(1.83)	(1.89)

Tangible book value per common share	54.86	51.84	49.73	47.38	42.28
Adjustment for accumulated dividends	9.38	9.13	8.88	8.64	8.40

Tangible book value per common share plus accumulated dividends	$64.24	$60.97	$58.61	$56.02	$50.68

Change in book value per common share	5.8%	4.2%	5.0%	11.4%	11.4%
Change in tangible book value per common share plus change in accumulated dividends	6.3%	4.7%	5.5%	12.6%	12.7%

(1)	At June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, goodwill and other intangibles included $40.9 million, $42.4 million, $43.8 million, $45.3 million and $46.7 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

28